SilverPepper Commodity Strategies Global Macro Fund

Advisor Class (Ticker Symbol: SPCAX)

Institutional Class (Ticker Symbol: SPCIX)

SilverPepper Long/Short Emerging Markets Currency Fund

Institutional Class (Ticker Symbol: SPEFX)

SilverPepper Merger Arbitrage Fund

Advisor Class (Ticker Symbol: SPABX)

Institutional Class (Ticker Symbol: SPAIX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 27, 2023 to the currently effective

Summary Prospectuses, Prospectus and Statement of Additional Information.

Notice of Liquidation of SilverPepper Commodity Strategies Global Macro Fund, SilverPepper Long/Short Emerging Markets Currency Fund and SilverPepper Merger Arbitrage Fund

The Board of Trustees of the Trust has approved a Plan of Liquidation for each Fund, which authorizes the termination, liquidation and dissolution of the respective Fund. In order to perform such liquidation, effective immediately each Fund is closed to all new investments.

Each Fund will be liquidated on or about October 31, 2023, (referred to herein as the “Liquidation Date”). Shareholders of each Fund may redeem their shares until the applicable Liquidation Date. On or promptly after the applicable Liquidation Date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. Any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of the Funds, SilverPepper LLC, the Funds’ advisor, and each Fund’s respective investment sub-advisor, may manage each Fund in a manner intended to facilitate such Fund’s orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of a Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent a Fund from achieving its investment objective.

Please contact the Funds at 1-855-554-5540 if you have any questions or need assistance.

Please file this Supplement with your records.